Exhibit 10.1

FIRST AMENDMENT TO TENTH RESTATED CREDIT AGREEMENT

This First Amendment to Tenth Restated Credit Agreement (this “First Amendment”), effective as of May 9, 2018 (the “First Amendment Effective Date”), is by and among CHAPARRAL ENERGY, INC., a Delaware corporation (the “Borrower”), each Guarantor party hereto (the “Guarantors”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent, the other Agents party thereto, Issuing Bank, and the Lenders are parties to that certain Tenth Restated Credit Agreement dated as of December 21, 2017 (as amended prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meanings given such terms in the Credit Agreement);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower; and

WHEREAS, the parties hereto desire to enter into this First Amendment to (i) amend certain terms of the Credit Agreement as more specifically set forth herein and (ii) evidence the reaffirmation of the Borrowing Base at $285,000,000, in each case, to be effective on the First Amendment Effective Date.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, Guarantors, Administrative Agent and the Lenders party hereto hereby agree as follows:

Section 1.Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1Amended and Restated Definitions.  The following definitions in Section 1.02 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Engagement Letters and the Security Instruments.

“Total Debt” means, at any date, all Debt of the Borrower and the Consolidated Restricted Subsidiaries on a consolidated basis, (a) excluding (i) non-cash obligations under ASC 815, (ii) accounts payable and other accrued liabilities (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which are not greater than ninety

(90) days past the date of receipt of the invoice or delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, (iii) Debt with respect to letters of credit to the extent such letters of credit have not been drawn, (iv) obligations with respect to surety or performance bonds and similar instruments entered into in the ordinary course of business in connection with the operation of Oil and Gas Properties, and (v) Debt of the type described in clauses (f), (g), (h), (i), (j), (k) and (m) of the definition of “Debt”, and (b) less, so long as there are no Loans outstanding on such date, the lesser of (i) the unrestricted cash and cash equivalents of the Borrower and its Restricted Subsidiaries on such date and (ii) $50,000,000.

1.2Additional Definitions.  Section 1.02 of the Credit Agreement is hereby amended to add the following definitions to such Section in appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Tenth Restated Credit Agreement dated effective as of May 9, 2018, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means May 9, 2018.

“Maximum Junior Lien Debt Amount” means $250,000,000; provided, that if either (a) the Borrower issues or incurs any unsecured Permitted Senior Additional Debt on or after the First Amendment Effective Date but prior to the date that the Borrower issues or incurs any secured Permitted Senior Additional Debt or (b) the Borrower has not issued or incurred any secured Permitted Senior Additional Debt on or prior to October 31, 2018, then the “Maximum Junior Lien Debt Amount” shall automatically be reduced to $150,000,000 on the earlier of (i) the date on which the Borrower issues or incurs such unsecured Permitted Senior Additional Debt described in the foregoing clause (a) of this definition and (ii) November 1, 2018.

1.3Amendment to Section 2.07(e) of the Credit Agreement.  Section 2.07(e) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“(e)Automatic Reduction of Borrowing Base – Issuance of Permitted Senior Additional Debt.  Subject to the last sentence of this Section 2.07(e), upon any issuance or incurrence of Permitted Senior Additional Debt (other than Permitted Senior Additional Debt that refinances or replaces then existing Permitted Senior Additional Debt, up to the principal amount of such then existing Permitted Senior Additional Debt that is refinanced or replaced), the Borrowing Base shall automatically be decreased by an amount equal to 25% of the aggregate notional principal amount of such Permitted Senior Additional Debt issued or incurred at such time.  Such decrease in the Borrowing Base shall occur automatically upon the issuance or incurrence of such Permitted Senior Additional Debt on the date of issuance or incurrence, without any vote of the

Lenders or action by the Administrative Agent.  Upon any such reduction in the Borrowing Base, the Administrative Agent shall promptly deliver a New Borrowing Base Notice to the Borrower and the Lenders.  Notwithstanding anything herein to the contrary, there shall be no such reduction of the Borrowing Base in connection with the first $300,000,000 of unsecured Permitted Senior Additional Debt issued or incurred by the Borrower on or after the First Amendment Effective Date, so long as (i) any such issuance or incurrence occurs on or prior to October 31, 2018 and (ii) the Borrower has not issued or incurred any secured Permitted Senior Additional Debt prior to the issuance or incurrence of such unsecured Permitted Senior Additional Debt.”

1.4Debt Covenant.

(a)Section 9.02(h), Section 9.02(k) and Section 9.03(e) of the Credit Agreement are each hereby amended by deleting the reference to “$150,000,000” contained in each such Section and inserting in lieu thereof in each instance a reference to “the Maximum Junior Lien Debt Amount”.

(b)Section 9.02(h) of the Credit Agreement is hereby amended by adding the following proviso immediately prior to the period at the end of such Section 9.02(h), which shall read in full as follows:

; and provided further, that the aggregate principal amount of Debt permitted to be incurred or issued under this Section 9.02(h) during the period commencing on the First Amendment Effective Date and ending on October 31, 2018 shall not exceed $350,000,000

1.5Restricted Payments.  Section 9.04(a) of the Credit Agreement is hereby amended by replacing the word “and” at the end of clause (ii) thereof with a comma and by adding a new clause (iv) thereto immediately following clause (iii) thereof, which clause (iv) shall read in full as follows:

“, and (iv) the Borrower may make payments on account of the purchase, redemption, retirement, acquisition, cancellation or termination of its Equity Interests in an amount not to exceed $50,000,000 in the aggregate for all such payments during the term of this Agreement; provided that in the case of this clause (iv), (x) no Default shall exist at the time of such payment or result therefrom, (y) the Borrowing Base Utilization Percentage shall not exceed eighty percent (80%) immediately after giving effect to such payment (and any Borrowings made in connection therewith) and (z) immediately after giving effect to such payment (and any Borrowings made in connection therewith), the ratio of Total Debt as of the date of such payment to EBITDAX for the most recently ended four-fiscal quarter period for which financial statements are available does not exceed 3.00 to 1.00.”

Section 2.Borrowing Base.  In reliance on the covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in

Section 3 hereof, Administrative Agent and the Required Lenders agree that the Borrowing Base shall be and hereby is reaffirmed at $285,000,000, effective as of the First Amendment Effective Date and continuing until the next Scheduled Redetermination, Interim Redetermination or other redetermination or adjustment of the Borrowing Base thereafter. The Borrower, the Administrative Agent, and the Lenders acknowledge that the reaffirmation of the Borrowing Base provided for in this Section 2 constitutes the Scheduled Redetermination intended to be effective on, or as promptly as reasonably practicable after, May 1, 2018, as referenced in Section 2.07(b) of the Credit Agreement, and that this First Amendment constitutes the New Borrowing Base Notice with respect to such Scheduled Redetermination.

Section 3.Conditions Precedent to this First Amendment.  The effectiveness of this First Amendment is subject to the satisfaction or waiver of each of the following conditions precedent:

3.1Counterparts.  Administrative Agent shall have received counterparts hereof duly executed by the Borrower, each Guarantor and Lenders constituting Required Lenders.

3.2Fees and Expenses.  Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date in accordance with Section 12.03 of the Credit Agreement and Section 5.3 hereof.

3.3Amendment Fees.  Administrative Agent shall have received a non-refundable  amendment fee for the benefit of each of the Lenders executing and delivering this First Amendment in an aggregate amount for each such Lender equal to 5 basis points (.05%) of the amount of such Lender’s Revolving Credit Commitment as of the First Amendment Effective Date (after giving effect to Section 2 hereof).

3.4Other Documents.  Administrative Agent shall have been provided with such other documents, instruments and agreements, and the Borrower shall have taken such actions, as Administrative Agent or counsel to Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

Section 4.Representations and Warranties of the Credit Parties.  To induce the Lenders and Administrative Agent to enter into this First Amendment, each Credit Party hereby represents and warrants to the Lenders and Administrative Agent as follows:

4.1Reaffirm Existing Representations and Warranties.  Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except to the extent that (a) any such representation and warranty is expressly limited to an earlier date, in which case such representation and warranty is and will be true and correct in all material respects as of such specified earlier date and (b) any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, in which case such representation and warranty (as so qualified) is and will be true and correct in all respects.

4.2Due Authorization.  The execution, delivery and performance by each Credit Party that is a party hereto of this First Amendment are within such Credit Party’s corporate,

limited liability company, or partnership powers (as applicable) and have been duly authorized by all necessary corporate, limited liability company, or partnership action (as applicable).

4.3Validity and Enforceability.  This First Amendment constitutes the valid and binding obligation of each Credit Party that is a party hereto, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.4No Default, Event of Default or Borrowing Base Deficiency.  No Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 5.Miscellaneous.

5.1Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended or otherwise modified hereby, remain in full force and effect.  Except to the extent expressly set forth herein, the amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified and affirmed to secure the Indebtedness as such Indebtedness may be increased or otherwise affected by this First Amendment.

5.2Parties in Interest.  All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.3Legal Expenses.  The Borrower hereby agrees to pay, as and when required by Section 12.03 of the Credit Agreement, all reasonable and documented out-of-pocket fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

5.4Counterparts.  This First Amendment may be executed in counterparts (and by the different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by fax or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this First Amendment.

5.5Complete Agreement.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.6Headings.  The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

5.7Effectiveness.  This First Amendment shall be effective automatically and without necessity of any further action by the Borrower, Administrative Agent or Lenders when counterparts hereof have been executed by the Borrower, each Guarantor, Administrative Agent and Lenders constituting Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.  Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.

5.8Governing Law.  This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

Signature Page

Thirteenth Amendment to Eighth Restated Credit Agreement

Chaparral Energy, Inc.

US 5565505v.9

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	CHAPARRAL ENERGY, INC., a Delaware corporation

By:       /s/ JOSEPH O. EVANS

Name: Joseph O. Evans

Title:   Executive Vice President and Chief

Financial Officer

GUARANTORS:	CHAPARRAL ENERGY, L.L.C., an Oklahoma limited liability company
CHAPARRAL RESOURCES, L.L.C., an Oklahoma limited liability company
CHAPARRAL CO2, L.L.C., an Oklahoma limited liability company
CEI ACQUISITION, L.L.C., a Delaware limited liability company
CEI PIPELINE, L.L.C., a Texas limited liability company
CHAPARRAL REAL ESTATE, L.L.C., an Oklahoma limited liability company
GREEN COUNTRY SUPPLY, INC., an Oklahoma corporation
CHAPARRAL EXPLORATION, L.L.C., a Delaware limited liability company
ROADRUNNER DRILLING, L.L.C., an Oklahoma limited liability company
CHAPARRAL BIOFUELS, L.L.C., an Oklahoma limited liability company

By:       /s/ JOSEPH O. EVANS

Name: Joseph O. Evans

Title:   Executive Vice President and Chief

            Financial Officer

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:       /s/ ORLANDO CASTANEDA

Name: Orlando Castaneda

Title:   Authorized Officer

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		CAPITAL ONE, NATIONAL
ASSOCIATION

	By:	/s/ CAMERON BREITENBACH
	Name:	Cameron Breitenbach
	Title:	Vice President

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		NATIXIS, NEW YORK BRANCH

	By:	/s/ BRICE LE FOYER
	Name:	Brice Le Foyer
	Title:	Executive Director

	By:	/s/ VIKRAM NATH
	Name:	Vikram Nath
	Title:	Director

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		KEYBANK NATIONAL
ASSOCIATION

	By:	/s/ DAVID BORNSTEIN
	Name:	David Bornstein
	Title:	Senior Vice President

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		SOCIÉTÉ GÉNÉRALE

	By:	/s/ MAX SONNONSTINE
	Name:	Max Sonnonstine
	Title:	Director

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		ABN AMRO CAPITAL USA LLC

	By:	/s/ DARRELL HOLLEY
	Name:	Darrell Holley
	Title:	Managing Director

	By:	/s/ SCOTT MYATT
	Name:	Scott Myatt
	Title:	Executive Director

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH

	By:	/s/ TRUDY NELSON
	Name:	Trudy Nelson
	Title:	Authorized Signatory

	By:	/s/ MEGAN LARSON
	Name:	Megan Larson
	Title:	Authorized Signatory

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		COMPASS BANK

	By:	/s/ MARK H. WOLF
	Name:	Mark H. Wolf
	Title:	Senior Vice President

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK

	By:	/s/ MICHAEL WILLIS
	Name:	Michael Willis
	Title:	Managing Director

	By:	/s/ DIXON SCHULTZ
	Name:	Dixon Schultz
	Title:	Managing Director

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		DEUTSCHE BANK AG NEW YORK
BRANCH

	By:	/s/ MARGUERITE SUTTON
	Name:	Marguerite Sutton
	Title:	Vice President

	By:	/s/ ALICIA SCHUG
	Name:	Alicia Schug
	Title:	Vice President

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		FIFTH THIRD BANK

	By:	/s/ JUSTIN BELLAMY
	Name:	Justin Bellamy
	Title:	Director

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		THE HUNTINGTON NATIONAL
BANK

	By:	/s/ MARGARET NIEKRASH
	Name:	Margaret Niekrash
	Title:	Senior Vice President

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		THE TORONTO-DOMINION BANK,
NEW YORK BRANCH

	By:	/s/ ANNIE DORVAL
	Name:	Annie Dorval
	Title:	Authorized Signatory

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		ASSOCIATED BANK, N.A.

	By:	/s/ FARHAN IQBAL
	Name:	Farhan Iqbal
	Title:	Senior Vice President

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		BANK OF AMERICA, N.A.

	By:	/s/ RAZA JAFFERI
	Name:	Raza Jafferi
	Title:	Director

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		COMERICA BANK

	By:	/s/ CASSANDRA M. LUCAS
	Name:	Cassandra M. Lucas
	Title:	Portfolio Manager

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.

LENDER:		EAST WEST BANK

	By:	/s/ REED THOMPSON
	Name:	Reed Thompson
	Title:	Senior Vice President

Signature Page

First Amendment to Tenth Restated Credit Agreement

Chaparral Energy, Inc.